EQ Advisors TrustSM

EQ/Money Market Portfolio – Class IA and IB Shares

Summary Prospectus dated May 1, 2018

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2018, as may be amended or supplemented from time to time, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2017, are incorporated by reference into this Summary Prospectus. You canfind the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa.us.com. This Summary Prospectus is intended for use in connection with avariable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Money Market Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.34%	0.34%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.71%	0.71%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$73	$227	$395	$883
Class IB Shares	$73	$227	$395	$883

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests 99.5% or more of its total assets in:

•	debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities;

•	repurchase agreements that are collateralized fully by cash items or U.S. Treasury and U.S. government securities; and

•	cash.

The Portfolio invests only in U.S. dollar-denominated securities and in instruments with a remaining maturity of 397 calendar days or less at the time of investment. Debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities, may include, among others, direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises.

A repurchase agreement is a transaction in which the Portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral (i.e., U.S. Treasury or U.S. government securities) at least equal in value or market price to the amount of the seller’s repurchase obligation. In evaluating whether to enter into a repurchase agreement, the Adviser and Sub-Adviser will carefully consider the creditworthiness of the seller.

As prevailing market conditions and the economic environment warrant, and at the discretion of the Adviser and Sub-Adviser, a percentage of the Portfolio’s total assets may be held in cash. During such periods, cash assets will be held in the Portfolio’s custody account. Cash assets held in the Portfolio’s custody account are not income-generating. Without limitation, such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low or where no interest

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rate is paid at all, or when Treasuries are in short supply, or due to a dislocation in the Treasury or broader fixed income markets.

The Portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life to maturity of 120 days or less, and uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value (“NAV”) per share price.

The Adviser or Sub-Adviser may, in its sole discretion, maintain a temporary defensive position with respect to the Portfolio. Although not required to do so, as a temporary defensive measure, the Adviser may waive or cause to be waived fees owed by the Portfolio, in attempting to maintain a stable $1.00 NAV per share.

The Portfolio intends to continue to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. “Government money market funds” are exempt from rules that require money market funds to impose a liquidity fee and/or temporary redemption gates. While the Portfolio’s Board of Trustees may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board of Trustees has not elected to do so at this time.

Principal Risks: You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investments at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time. Performance may be affected by one or more of the following risks.

The following risks are described in alphabetical order and not in order of importance or potential exposure.

Credit Risk: The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a repurchase agreement or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. As of the date of this Prospectus, interest rates are low relative to historic levels and are below zero in parts of the world. The Portfolio is subject to a greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Changes to the rules that govern money market funds became effective in October 2016. These changes may affect the Portfolio’s operations and/or return potential. In accordance with the changes to the money market fund rules, the Portfolio operates as a “government money market fund.” The conversion of money market funds to “government money market funds,” in general, could lead to decreased supply within the U.S. Treasury securities market as demand increases for U.S. government securities.

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt. Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. Moreover, declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Net Asset Value Risk: Although the Portfolio seeks to do so, it may not be able to maintain a stable $1.00 NAV per share at all times. Furthermore, it is not anticipated that any Portfolio affiliate will make a capital infusion, enter into a capital support agreement or take other actions to prevent the NAV per share of the Portfolio from falling below $0.995. In the event that any money market fund fails to maintain a stable net asset value (or if there is a perceived threat that a money market fund is likely to fail to maintain a stable net asset value), money market funds in general, including the Portfolio, could face increased redemption pressures, which could jeopardize the stability of their net asset values. Certain other money

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market funds have in the past failed to maintain stable net asset values, and there can be no assurance that such failures and resulting redemption pressures will not occur in the future. A low-interest rate environment may prevent the Portfolio from providing a positive yield, cause the Portfolio to pay Portfolio expenses out of Portfolio assets, or impair the Portfolio’s ability to maintain a stable $1.00 NAV per share. In addition, the actions of a few large investors in the Portfolio may have a significant adverse effect on other shareholders.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

Repurchase Agreement Risk: Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. The Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Risk Associated with Portfolio Holding Cash: The Portfolio may maintain cash assets, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining cash assets could negatively affect the Portfolio’s current yield and may also subject the Portfolio to additional risks, such as increased counterparty and credit risk with respect to the custodian bank holding the assets.

U.S. Government Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)) are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2017 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Prior to April 1, 2016, the Portfolio was not designated as a “government money market fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, and invested in certain types of securities that it is no longer permitted to hold. Consequently, the performance shown below may have been different if the current limitations on the Portfolio’s investments had been in effect prior to its conversion to a government money market fund.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
0.84% (2008 1st Quarter)	0.00% (2016 2nd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Money Market Portfolio – Class IA Shares	0.40%	0.08%	0.31%
EQ/Money Market Portfolio – Class IB Shares	0.40%	0.08%	0.25%
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.86%	0.27%	0.39%
The Portfolio’s 7-day yield as of December 31, 2017 was 0.00%.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Sub-Adviser: The Dreyfus Corporation (“Dreyfus”)

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts, qualified plans and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account or plan, and exchanges and redemptions of Portfolio shares made by such an account or plan, ordinarily do not cause the holders of underlying Contracts or plan participants or beneficiaries to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders, plan participants or beneficiaries generally are taxed only on amounts they withdraw from their Contract or plan. See the prospectus for your Contract or your plan documentation for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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